Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	MCPAX	MCCCX	MCPIX
Miller Intermediate Bond Fund	MIFAX	MIFCX	MIFIX

Supplement dated May 12, 2017 to the Prospectus dated February 27, 2017

The Prospectus is being revised to update information about How To Purchase Shares. The table under the heading “Class A Shares” on page 29 is deleted in its entirety and replaced with the following:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

*    *    *    *    *    *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated February 27, 2017, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434. The Prospectus may be obtained by visiting www.TheMillerFamilyOfFunds.com. You should retain this Supplement for future reference.